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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report December 3, 2003
                Date of earliest event reported December 3, 2003



                          The Neiman Marcus Group, Inc.
             (Exact name of registrant as specified in its charter)


                           Commission file no. 1-9659


              Delaware                                       95-4119509
    (State or other jurisdiction of                       (I.R.S. Employer
     incorporation or organization)                      Identification No.)


          One Marcus Square
          1618 Main Street
             Dallas, Texas
                                                           75201
 (Address of principal executive offices)                 (Zip code)


       Registrant's telephone number, including area code: (214) 741-6911
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                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (c)  Exhibits.

              99.1 Press release dated December 3, 2003 announcing revenue results for the four weeks ended November 29, 2003.


ITEM 9.  REGULATION FD DISCLOSURE.

The following information is being furnished, not filed, pursuant to Item 9. Accordingly, this information will not be incorporated by reference into any registration statement filed by The Neiman Marcus Group, Inc. under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference.

On December 3, 2003, The Neiman Marcus Group, Inc. issued a press release announcing its revenue results for the four weeks ended November 29, 2003. A copy of this press release is attached as Exhibit 99.1.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE NEIMAN MARCUS GROUP, INC.



Date:  December 3, 2003                    By: /s/ T. Dale Stapleton
                                               ---------------------------------
                                                   T. Dale Stapleton
                                                   Vice President and Controller
                                                   (principal accounting officer
                                                   of the registrant)